Exhibit 24

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints William H. Trachsel, James E. Geisler, Gregory J. Hayes and Thomas I. Rogan and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $900,000,000 (or its equivalent in one or more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units, warrants relating to increases or decreases in any specified stock index or indices, subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into common stock of the Corporation, and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 30th day of August, 2004.

/S/ GEORGE DAVID
George David

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints William H. Trachsel, James E. Geisler, Gregory J. Hayes and Thomas I. Rogan and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $900,000,000 (or its equivalent in one or more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units, warrants relating to increases or decreases in any specified stock index or indices, subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into common stock of the Corporation, and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 29th day of August, 2004.

/S/ BETSY J. BERNARD
Betsy J. Bernard

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints William H. Trachsel, James E. Geisler, Gregory J. Hayes and Thomas I. Rogan and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $900,000,000 (or its equivalent in one or more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units, warrants relating to increases or decreases in any specified stock index or indices, subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into common stock of the Corporation, and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of August, 2004.

/S/ JEAN-PIERRE GARNIER
Jean-Pierre Garnier

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints William H. Trachsel, James E. Geisler, Gregory J. Hayes and Thomas I. Rogan and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $900,000,000 (or its equivalent in one or more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units, warrants relating to increases or decreases in any specified stock index or indices, subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into common stock of the Corporation, and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of August, 2004.

/S/ JAMIE S. GORELICK
Jamie S. Gorelick

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints William H. Trachsel, James E. Geisler, Gregory J. Hayes and Thomas I. Rogan and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $900,000,000 (or its equivalent in one or more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units, warrants relating to increases or decreases in any specified stock index or indices, subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into common stock of the Corporation, and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of August, 2004.

/S/ CHARLES R. LEE
Charles R. Lee

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints William H. Trachsel, James E. Geisler, Gregory J. Hayes and Thomas I. Rogan and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $900,000,000 (or its equivalent in one or more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units, warrants relating to increases or decreases in any specified stock index or indices, subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into common stock of the Corporation, and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of August, 2004.

/S/ RICHARD D. MCCORMICK
Richard D. McCormick

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints William H. Trachsel, James E. Geisler, Gregory J. Hayes and Thomas I. Rogan and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $900,000,000 (or its equivalent in one or more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units, warrants relating to increases or decreases in any specified stock index or indices, subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into common stock of the Corporation, and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of August, 2004.

/S/ HAROLD W. MCGRAW III
Harold W. McGraw III

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints William H. Trachsel, James E. Geisler, Gregory J. Hayes and Thomas I. Rogan and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $900,000,000 (or its equivalent in one or more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units, warrants relating to increases or decreases in any specified stock index or indices, subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into common stock of the Corporation, and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of August, 2004.

/S/ FRANK P. POPOFF
Frank P. Popoff

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints William H. Trachsel, James E. Geisler, Gregory J. Hayes and Thomas I. Rogan and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $900,000,000 (or its equivalent in one or more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units, warrants relating to increases or decreases in any specified stock index or indices, subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into common stock of the Corporation, and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of August, 2004.

/S/ H. PATRICK SWYGERT
H. Patrick Swygert

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints William H. Trachsel, James E. Geisler, Gregory J. Hayes and Thomas I. Rogan and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $900,000,000 (or its equivalent in one or more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units, warrants relating to increases or decreases in any specified stock index or indices, subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into common stock of the Corporation, and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of August, 2004.

/S/ ANDRÉ VILLENEUVE
André Villeneuve

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints William H. Trachsel, James E. Geisler, Gregory J. Hayes and Thomas I. Rogan and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $900,000,000 (or its equivalent in one or more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units, warrants relating to increases or decreases in any specified stock index or indices, subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into common stock of the Corporation, and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of August, 2004.

/S/ H.A. WAGNER
H.A. Wagner

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints William H. Trachsel, James E. Geisler, Gregory J. Hayes and Thomas I. Rogan and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $900,000,000 (or its equivalent in one or more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units, warrants relating to increases or decreases in any specified stock index or indices, subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into common stock of the Corporation, and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of August, 2004.

/S/ CHRISTINE TODD WHITMAN
Christine Todd Whitman